Exhibit 32.3
RULE 13(a)-14(b) CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*
In connection with the Annual Report of Brandywine Operating Partnership, L.P. (the “Partnership”) on Form 10-K for the quarter ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerard H. Sweeney, President and Chief Executive Officer of Brandywine Realty Trust, the Partnership's sole general partner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: February 24, 2022
* A signed original of this written statement required by Section 906 has been provided to Brandywine Realty Trust and will be retained by Brandywine Realty Trust and furnished to the Securities and Exchange Commission or its staff upon request.